EXHIBIT 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of T-Mobile US, Inc. (the “Company”), on Form 10-Q for the quarter ended March 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), J. Braxton Carter, Executive Vice President and Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 25, 2019

/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer